MML SERIES INVESTMENT FUND
MML VIP Wellington Small Cap Growth Equity Fund
(the “Fund”)
Supplement dated July 1, 2026 to the
Prospectus dated April 24, 2026 and the
Summary Prospectus dated April 24, 2026
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
Effective July 1, 2026, the following information replaces similar information for the Fund found under the headings Annual Fund Operating Expenses and Example in the section titled Fees and Expenses of the Fund (on page 90 of the Prospectus):
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees(1)	0.92%	0.92%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.99%	1.24%
Fee Waiver	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses after Fee Waiver(2)	0.94%	1.19%

(1)	Management Fees have been restated to reflect current fees.
(2)
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.05% of its management fees through April 30, 2028. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$96	$306	$538	$1,204
Service Class	$121	$384	$672	$1,492

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLPRO-26-01
VIPSCGE-26-01

MML SERIES INVESTMENT FUND
MML Focused Equity Fund
Supplement dated July 1, 2026 to the
Prospectus dated April 24, 2026
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.
Effective July 1, 2026, the following information supplements the information found under the heading Additional Information Regarding Investment Objectives and Principal Investment Strategies beginning on page 95:
MML Focused Equity Fund.
MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2028, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.90% and 1.15% for Class II and Service Class I shares, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLPRO-26-02

MML SERIES INVESTMENT FUND
MML VIP Loomis Sayles Large Cap Growth Fund
MML VIP Wellington Small Cap Growth Equity Fund
Supplement dated July 1, 2026 to the
Statement of Additional Information dated April 24, 2026
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”). It should be retained and read in conjunction with the SAI.
Effective July 1, 2026, the following information replaces similar information for the MML VIP Wellington Small Cap Growth Equity Fund found on page B-70 under the heading Investment Adviser in the section titled Investment Advisory and Other Service Agreements:

Small Cap Growth Equity Fund	0.92% on the first $200 million; and 0.90% on assets over $200 million

The following information replaces similar information for the MML VIP Loomis Sayles Large Cap Growth Fund found in the table beginning at the bottom of page B-80 in the section titled Portfolio Transactions and Brokerage:

	Dollar Value of Those Transactions	Amount of Commissions
Large Cap Growth Fund	$29,859,135	$5,103

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLSAI-26-01